UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 9, 2020

Invesco Mortgage Capital Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-34385	26-2749336
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1555 Peachtree Street, NE,
Atlanta,	Georgia	30309
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (404) 892-0896
n/a
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	IVR	New York Stock Exchange
7.75% Series A Cumulative Redeemable Preferred Stock	IVRpA	New York Stock Exchange
7.75% Fixed-to-Floating Series B Cumulative Redeemable Preferred Stock	IVRpB	New York Stock Exchange
7.50% Fixed-to-Floating Series C Cumulative Redeemable Preferred Stock	IVRpC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01    Regulation FD Disclosure.

As previously reported, Invesco Mortgage Capital (the “Company”) has taken various actions to prudently manage the Company’s portfolio through unprecedented market volatility resulting from the COVID-19 pandemic. On May 11, 2020, the Company issued a press release to provide an update on the Company’s financial condition as of May 7, 2020, including, among other things, information related to the market value of its current investment portfolio, the repayment of its debt under its repurchase agreements, the amount of remaining secured loans, and its cash on hand. A copy of the press release is attached hereto as Exhibit 99.1 and, with respect to such financial information, is incorporated herein by reference.

The information furnished pursuant to this Item 7.01 shall not be deemed “filed” for any purpose, including for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 8.01    Other Events

Common Stock Dividends

On May 9, 2020, the Company’s board of directors approved the payment of the Company’s previously declared dividend for the first quarter of 2020 of $0.50 per share of common stock (the “First Quarter Dividend”). The First Quarter Dividend will be paid on June 30, 2020 in a combination of cash and shares of the Company’s common stock to stockholders of record as of May 21, 2020. Given the uncertain and rapidly changing financial markets resulting from the COVID-19 pandemic, the Company’s board of directors has determined that the cash component of the First Quarter Dividend (other than cash paid in lieu of fractional shares) will not exceed 10% in the aggregate, or $0.05 per share, with the balance payable in shares of the Company’s common stock. This will allow the Company to retain capital and enhance the Company’s financial flexibility.

In accordance with the provisions of applicable IRS Revenue Procedures, stockholders will be asked to make an election to receive the First Quarter Dividend all in cash or all in shares. To the extent that stockholders elect to receive more than 10% of the aggregate payment in cash, the cash portion of the payment will be prorated. Stockholders who elect to receive the dividend in cash will receive a cash payment of at least $0.05 per share. Stockholders who elect to receive the dividend in Company common stock, will only receive shares of Company common stock. Additionally, stockholders who do not make an election will receive 90% of the dividend in Company common stock and 10% of the dividend in cash. The number of shares issued as a result of the dividend will be calculated based upon the volume weighted average trading prices of the Company’s common stock on the New York Stock Exchange on June 17, June 18 and June 19, 2020. Cash will be paid in lieu of fractional shares so that stockholders receive a whole number of shares of common stock.

An information letter and election form will be mailed to stockholders of record after the May 21, 2020 record date. The properly completed election form to receive cash or common shares must be received by Computershare Trust Company, N.A., the Company’s transfer agent, prior to 5:00 p.m. Eastern Time on June 16, 2020 (the “Election Deadline”). Registered stockholders with questions regarding the dividend election may call Computershare Trust Company, N.A. at (800) 756-8200. Stockholders who hold their shares through a bank, broker or nominee, and have questions regarding the dividend election should contact such bank, broker or nominee, who will also be responsible for distributing to such stockholders the information letter and election form and submitting the election form on behalf of such stockholders. Election forms are not available for download from the Company’s website.

The board of directors will evaluate future quarterly dividends based on market conditions and other factors. The Company reserves the right to pay future dividends entirely in cash, in stock, or in a combination of cash and shares of common stock.

Preferred Stock Dividends

On May 9, 2020, the Company’s board of directors determined that the Company would proceed with the payment of the previously declared cash dividends on the Company’s 7.75% Series A Cumulative Redeemable Preferred Stock (the “Series A Preferred Stock”), 7.75% Fixed-to-Floating Series B Cumulative Redeemable Preferred Stock (the “Series B Preferred Stock”), and 7.50% Fixed-to-Floating Series C Cumulative Redeemable Preferred Stock (the “Series C Preferred Stock”). Payment of the Series A Preferred Stock cash dividend of $0.4844 per share that was declared on March 17, 2020 for stockholders of record as of April 1, 2020, will be made on May 22, 2020. Payment of the Series B Preferred Stock cash dividend of $0.4844 per share, and payment of the Series C Preferred Stock cash dividend of $0.46875 per share, each of which was declared on February 18, 2020 for stockholders of record as of March 5, 2020, will also be made on May 22, 2020.

On May 9, 2020, the Company’s board of directors also declared the following dividends on its Series B and Series C Preferred Stock to its stockholders of record as of June 5, 2020: a Series B Preferred Stock dividend of $0.4844 per share payable on June 29, 2020, and a Series C Preferred Stock dividend of $0.46875 per share payable on June 29, 2020.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release issued by Invesco Mortgage Capital, Inc., dated May 11, 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Cautionary Notice Regarding Forward-Looking Statements

This current report on Form 8-K may include statements and information that constitute “forward-looking statements” within the meaning of the U.S. securities laws as defined in the Private Securities Litigation Reform Act of 1995, as amended, and such statements are intended to be covered by the safe harbor provided by the same. Forward-looking statements are subject to substantial risks and uncertainties, many of which are difficult to predict and are generally beyond the Company’s control. These forward-looking statements include those related to our intention and ability to pay dividends, as well as any other statements other than statements of historical fact. The words “believe,” “expect,” “anticipate,” “estimate,” “plan,” “continue,” “intend,” “should,” “may” or similar expressions and future or conditional verbs such as “will,” “may,” “could,” “should,” and “would,” and any other statement that necessarily depends on future events, are intended to identify forward-looking statements.

The forward-looking statements are based on management’s beliefs, assumptions and expectations of the Company’s future performance, taking into account all information currently available. You should not place undue reliance on these forward-looking statements. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to the Company, including, without limitation: the Company’s ability to accurately estimate its book value per common share; its portfolio composition and cash balances (particularly in light of the highly volatile and uncertain market conditions); changes in interest rates; changes in the yield curve; changes in default and prepayment rates; the availability and terms of financing; changes in the market value of the Company’s assets; general economic conditions; conditions in the market for the Company’s mortgage backed securities and commercial credit investments; the timing and amount of distributions to stockholders; conditions in the real estate market; legislative and regulatory changes that could adversely affect the business of the Company; and the ongoing spread and economic and operational effects of the COVID-19 virus. Some of the other factors are described in the Company’s most recent annual report on Form 10-K and subsequent filings, including the Company’s current report on Form 8-K filed on April 17, 2020, which are available on the SEC’s website at www.sec.gov, under the headings “Risk Factors,” “Forward-Looking Statements,” “Business” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factor Update.”

Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible to predict those events or how they may affect the Company. Except as required by law, the Company is not obligated to, and does not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Invesco Mortgage Capital Inc.

/s/ R. Lee Phegley, Jr.
Name: R. Lee Phegley, Jr. Title: Chief Financial Officer

Date: May 11, 2020